UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2004



                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)


Delaware                              001-31688           13-3692801
--------                              ---------           ----------
(State or other jurisdiction of       (Commission File    (IRS Employer
incorporation or organization)        Number)             Identification Number)

          388 Greenwich Street, New York, New York           10013
          -------------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)

          Registrant's telephone number including area code (212) 816-7496.

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

          [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

          [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

          [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 -  Other Events

Item 8.01 Other Events.

     This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the CAST Step-Up Trust for Credit Suisse First Boston Notes.

     The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.



Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits:

          1.   Trustee's   Report  with   respect  to  the   November  15,  2004
               Distribution Date for the CAST Step-Up Trust for Credit Suisse First Boston Notes

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       By: /s/ Mark C. Graham
                                       _________________________________________
                                       Name:   Mark C. Graham
                                       Title:  Authorized Signatory





















November 15, 2004

EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

   1        Trustee's Report with respect to the November 15, 2004
            Distribution Date for the CAST Step-Up Trust for
            Credit Suisse First Boston Notes                                   5

                                    Exhibit 1

To the Holders of:
CAST Step-Up Trust for Credit Suisse First Boston Notes
Monthly-Pay Step-Up Class A Certificates  *CUSIP: 14835S AA8
                    Class B Certificates  *CUSIP: 14835S AB6

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust for Credit Suisse First Boston Notes (the "Trust"), hereby gives notice with respect to the Distribution Date of November 15, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

        Class         Principal         Interest            Total Distribution
        A             $  0.000000       $   2.812500        $   2.812500
        B             $  0.000000       $  13.750000        $  13.750000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. The Class A Certificates bear interest at the rate of 3.375% and the Class B Certificates bear interest at a rate of 2.750% during the period ending on the Distribution Date.

4. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5. $15,000,000 aggregate principal amount of Credit Suisse First Boston (USA) Inc. 6.125% Notes due November 15, 2011 (the "Term Assets") are held for the above trust.

6.   At the  close  of  business  on  the  Distribution  Date,  15,000  Class  A
     Certificates representing $15,000,000 aggregate Certificate Principal Balance and $15,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7. The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the Confirmation thereto each dated May 2, 2003 between the Trust and Citigroup Global Markets Limited (collectively the "Swap"), is $15,000,000. Payment of the obligations of Citigroup Global Markets Limited under the Swap is guaranteed by Citigroup Global Markets Holdings Inc. under a Guarantee Agreement dated May 2, 2003.

8. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.